SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                              OF THE LISTED FUNDS:

                              ---------------------


DWS Global Thematic Fund
DWS International  Fund

--------------------------------------------------------------------------------

The following information replaces the existing disclosure contained in the "Compensation of Portfolio Managers" subsection under the "Management of the Funds" section of the Funds' Statements of Additional Information ("SAIs"):

Compensation of Portfolio Managers
----------------------------------

Portfolio managers are eligible for total compensation comprised of base salary and variable compensation.

Base Salary - Base salary is linked to job functions, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Variable Compensation - Generally, variable compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Variable Compensation may include a cash bonus incentive, and potential participation in long-term incentive programs including but not limited to, Deutsche Bank equity, equity linked vehicle, and restricted cash. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the portfolio manager's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. Top performing investment professionals earn a total compensation package that is highly competitive. As variable compensation increases, the percentage awarded in long-term incentives also increases. Long-term incentives are subject to a clawback provision for unvested portions only during the three-year life of the plan should the individual engage in any conduct that is a significant breach of DB policies and procedures.

     o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining variable compensation than the qualitative portion.

The following information replaces the existing disclosure in DWS International Fund for Joseph Axtell contained in the "Fund Ownership of Portfolio Managers" and "Conflicts of Interest" subsection under the "Management of the Funds" section of the SAIs:

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of May 31, 2009.

                                 Dollar Range of          Dollar Range of All
                                   Fund Shares              DWS Fund Shares
Name of Portfolio Manager             Owned                      Owned
-------------------------             -----                      -----

Michael Sieghart                        $0             $10,001-$50,000
Andreas Wendelken                       $0             $10,001-$50,000
Mark Schumann                           $0             $10,001-$50,000

Because each Fund's portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Funds, the Funds' portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of May 31, 2009.

Other SEC Registered Investment Companies Managed:


                                                                           Number of
                                                                          Investment
                                     Number of      Total Assets of         Company       Total Assets of
                                    Registered         Registered        Accounts with     Performance-
                                    Investment         Investment        Performance-        Based Fee
Name of Portfolio Manager            Companies         Companies           Based Fee         Accounts
-------------------------            ---------         ---------           ---------         --------

Michael Sieghart                         0               $0                    0                $0
Andreas Wendelken                        0               $0                    0                $0
Mark Schumann                            0               $0                    0                $0



Other Pooled Investment Vehicles Managed:

                                                                           Number of
                                                                            Pooled
                                                                          Investment        Total Assets
                                     Number of                              Vehicle              of
                                      Pooled        Total Assets of      Accounts with      Performance-
                                    Investment           Pooled          Performance-        Based Fee
Name of Portfolio Manager            Vehicles     Investment Vehicles      Based Fee          Accounts
-------------------------            --------     -------------------      ---------          --------

Michael Sieghart                         3            $751,061,715             0                $0
Andreas Wendelken                        4          $2,159,116,755             0                $0
Mark Schumann                            2            $151,448,009             0                $0

Other Accounts Managed:

                                                                         Number of         Total Assets
                                                                           Other                of
                                      Number                           Accounts with       Performance-
                                     of Other      Total Assets of     Performance-         Based Fee
Name of Portfolio Manager            Accounts       Other Accounts       Based Fee           Accounts
-------------------------            --------       --------------       ---------           --------

Michael Sieghart                         0               $0                  0                $0
Andreas Wendelken                        0               $0                  0                $0
Mark Schumann                            0               $0                  0                $0








               Please Retain This Supplement for Future Reference

October 14, 2009